Financial Assets and Liabilities Fair Value	6 Months Ended
Jun. 30, 2023
Disclosure Of Financial Instruments [Abstract]
Financial Assets and Liabilities Fair Value

Note 7 — Financial Assets and Liabilities Fair Value

Financial liabilities consist of trade and other payables, lease liability, derivative warrant liabilities and derivative earnout liability.

The carrying amount of cash, trade and other payables approximate their fair value due to their short-term nature. The fair values of these financial assets and liabilities are included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Lease liabilities are measured at amortized cost based on the present value of the contractual payments due to the lessor over the lease term.

Derivative Warrant Liabilities

At January 1, 2023 a total of 167,000 Private Placement Warrants and 4,600,000 Public Warrants (collectively, the “Warrants”) were outstanding. In the six months ended June 30, 2023, no new warrants were issued and 749,679 were exercised at a price of $11.50 per ordinary share, nominal value €0.12 per share, of the Company (the "Ordinary Shares"), for total proceeds of €8.0 million. At June 30, 2023, the Company had 3,850,321 and 167,000 Public Warrants and Private Placement Warrants outstanding, respectively.

The fair value of the outstanding Warrants increased from $0.87 per warrant as of December 31, 2022 to $2.09 per warrant at June 30, 2023. At the moment of exercise, the fair value of a Warrant is calculated as the difference between the exercise price and the closing price on the date of exercise of an Ordinary Share trading on Nasdaq under the ticker NAMS. For the six months ended June 30, 2023, the Group recognized a charge of €5.4 million in profit or loss, which has been presented as a change in the fair value of derivative warrant liabilities under fair value change – derivative earnout and warrants expense.

Derivative Earnout Liability

The Business Combination Agreement contemplates the issuance of Earnout Shares, totaling 1,886,137 Ordinary Shares, contingent upon the achievement of a development milestone. At December 31, 2022, 1,725,358 Earnout Shares were allocated to Participating Shareholders. During the period a Participating Optionholder forfeited their rights with respect to a total of 409 Earnout Shares. These shares were reallocated pro rata among the remaining pool of Earnout Shares. As a result, at June 30, 2023 an additional 374 Earnout Shares were allocated to Participating Shareholders for a total of 1,725,732 Earnout Shares.

At December 31, 2022, the fair value of the 1,725,358 Earnout Shares allocated to Participating Shareholders was €7.1 million. At June 30, 2023, the fair value of the 1,725,732 Earnout Shares allocated to Participating Shareholders was €7.6 million. The remeasurement of the financial liability resulted in a charge of €0.6 million in profit or loss, which has been presented as a change in the fair value of derivative warrant liabilities under fair value change – derivative earnout and warrants expense.

Fair value measurements

The financial liability for the derivative warrants is accounted for at fair value through profit or loss. The Public Warrants are considered liquid and are actively listed on Nasdaq and have been measured at fair value using the quoted price (Level 1).

The Private Placement Warrants have been measured at fair value using inputs other than quoted prices included in Level 1 that are observable for the liability (Level 2), since the terms of the Private Placement Warrants are considered to be nearly identical to the Public Warrants, and the Public Warrants have an observable price in the active market. For these reasons, the measurement of the Private Placement Warrants can be indirectly derived from the quoted price of the Public Warrants.

Based upon an assumed zero dividend rate and the fact that no strike price exists that would have led to any volatility measure relative to the Company’s share price, the fair value of the Earnout Shares allocated to Participating Shareholders resulting from the Black-Scholes pricing model is driven by the Company’s closing share price as a Level 1 input and the probability of milestone completion, estimated by management to be 40%, as a Level 3 input. As management’s judgment of the probability of milestone completion remained constant during the period, the change in fair value resulted from the Company’s price per share between the valuations performed at December 31, 2022 and at June 30, 2023. The resulting per share fair value of the Earnout Shares allocated to Participating Shareholders is €4.38 at June 30, 2023, compared to a per share fair value of €4.09 at the December 31, 2022.

The following table shows the carrying amounts of the financial liabilities measured at fair value through profit and loss on a recurring basis:

	Level 1	Level 2	Level 3	Total
Liabilities measured at FVTPL
Derivative warrant liability (Public Warrants)	7,406	—	—	7,406
Derivative warrant liability (Private Placement Warrants)	—	321	—	321
Derivative earnout liability	—	—	7,553	7,553
Total financial liabilities	7,406	321	7,553	15,280